Exhibit 10.2

Execution Version

PLEDGE AND SECURITY AGREEMENT

among

LIBERTY TAX, INC.,

EACH OF THE GUARANTORS PARTY HERETO

and

CITIZENS BANK, N.A.,
as the Administrative Agent

____________________________________

Dated as of May 16, 2019

TABLE OF CONTENTS

(ii)

Section 11.8 Counterparts	35

SCHEDULES:

Schedule 3.4	Pledged Collateral

EXHIBITS:

Exhibit A	Form of Copyright Security Agreement
Exhibit B	Form of Patent Security Agreement
Exhibit C	Form of Trademark Security Agreement

(iii)

PLEDGE AND SECURITY AGREEMENT, dated as of May 16, 2019 (as amended, restated, supplemented or otherwise modified, this “Agreement”), among LIBERTY TAX, INC., a Delaware corporation (the “Borrower”), each Subsidiary party hereto as of the date hereof or which becomes a party hereto in accordance to Article 10 (each such Subsidiary, individually, a “Guarantor” and, collectively, the “Guarantors”), and CITIZENS BANK, N.A., as the administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement referred to in the next paragraph acting on behalf of the Secured Parties.

RECITALS

A.       Reference is made to the Credit Agreement, dated as of May 16, 2019, among the Borrower, the Lenders party thereto and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.       The Credit Parties have agreed to make Credit Extensions to or for the account of the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors is a direct or indirect subsidiary of the Borrower.

C.       Each Grantor further acknowledges that it will derive substantial direct and indirect benefit from the making of the Credit Extensions.

D.       The execution and delivery by the Grantors of this Agreement is a condition precedent to the effectiveness of the Credit Agreement, and the Credit Parties would not have entered into the Credit Agreement if the Grantors had not executed and delivered this Agreement.

Accordingly, the parties hereto agree as follows:

Article 1
DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.1               Credit Agreement Defined Terms. Capitalized terms used herein and not defined herein, and the term “subsidiary”, shall have the meanings assigned to such terms in the Credit Agreement.

Section 1.2               Uniform Commercial Code Terms and Provisions. Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the Uniform Commercial Code (as defined below) have the meanings assigned to them in the Uniform Commercial Code, including the following: “Account”; “Chattel Paper”; “Certificated Security”; “Commodity Contract”; “Commodity Intermediary”; “Document”; “Equipment”; “Financial Asset”; “Fixtures”; “General Intangible”; “Goods”; “Instrument”; “Inventory”; “Letter of Credit Right”; “Proceeds”; “Record”; “Securities Intermediary”; “Security”; “Security Certificate”; “Security Entitlement”; and “Uncertificated Security”. All references herein to provisions of the Uniform Commercial Code shall include all successor provisions under any subsequent version or amendment to any Article of the Uniform Commercial Code. In the event that a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article of the Uniform Commercial Code, such term will have the meaning specified in Article 9 of the Uniform Commercial Code.

Section 1.3               Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means each Person who is or may become obligated to a Grantor in respect of any Receivable or any Supporting Obligation or Collateral Support relating thereto.

“Additional Grantor” has the meaning assigned to such term in Article 10.

“Applicable Date” means (a) in the case of any Grantor (other than an Additional Grantor), the date hereof, and (b) in the case of any Additional Grantor, the date of the Subsidiary Joinder Agreement executed and delivered by such Additional Grantor.

“Applicable Filing Offices” means for the Closing Date, the filing offices set forth on Schedule 5.16(a) of the Credit Agreement and thereafter, as specified by notice from Borrower to the Administrative Agent (which may be in the form of an Applicable Perfection Certificate) in the case of filings, recordings or registrations required by Section 6.12 of the Credit Agreement.

“Applicable Perfection Certificate” means, (a) in the case of any Grantor (other than an Additional Grantor), the Perfection Certificate delivered on the date hereof, and (b) in the case of any Additional Grantor, the Perfection Certificate delivered on the date that such Additional Grantor becomes a party hereto.

“Approved Depository” means a depository bank in which a Controlled Account is maintained by a Grantor which is reasonably acceptable to the Administrative Agent and with respect to which such Grantor has delivered to the Administrative Agent an executed Control Agreement.

“Approved Intermediary” means a Securities Intermediary or a Commodity Intermediary, as applicable, in respect of a Securities Account, Commodities Account or Commodity Contract maintained by a Grantor, which is reasonably acceptable to the Administrative Agent and with respect to which such Grantor has delivered to the Administrative Agent an executed Control Agreement.

“Authorization” means, collectively, any license, approval, permit or other authorization issued by any Governmental Authority.

“Borrower” has the meaning assigned to such term in the preamble to this Agreement.

“Claim Proceeds” means, with respect to any Commercial Tort Claim or any Collateral Support or Supporting Obligation relating thereto, all Proceeds thereof, including all insurance proceeds and other amounts and recoveries resulting or arising from the settlement or other resolution thereof, in each case regardless of whether characterized as a “commercial tort claim” under Article 9 of the Uniform Commercial Code or “proceeds” under the Uniform Commercial Code.

“Collateral” has the meaning assigned to such term in Section 2.1.

“Collateral Records” means all books, instruments, certificates, Records, ledger cards, files, correspondence, customer lists, blueprints, models, drawings, technical specifications, manuals, warranties and other documents, and all computer software, computer printouts, tapes, disks and related data processing software and similar items, in each case that at any time represent, cover or otherwise evidence, or contain information relating to, any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” means all property (real or personal) assigned, hypothecated or otherwise securing any of the Collateral, and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commercial Tort Claim” means, collectively, (a) each Commercial Tort Claim (as defined in the Uniform Commercial Code) other than any Commercial Tort Claim (as defined in the Uniform Commercial Code) in which a Grantor seeks damages arising out of torts committed against it that could reasonably be expected to result in a damage award to it of less than $100,000, including all claims described on Schedule 14 to each Applicable Perfection Certificate, and (b) all Claim Proceeds.

“Commodity Accounts” means, collectively, with respect to a Grantor, (a) each “commodity account” (as defined in the Uniform Commercial Code) maintained by such Grantor and all accounts and sub-accounts relating to any of the foregoing accounts including all such accounts described on Schedule 11 to each Applicable Perfection Certificate and (b) all cash, funds, checks, Commodity Contracts, notes and instruments from time to time from time to time held in or credited to any of the accounts or sub-accounts described in clause (a) of this definition.

“Control” means (a) in the case of a Deposit Account, “control,” as such term is defined in Section 9-104 of the Uniform Commercial Code, (b) in the case of any Security Entitlement, “control,” as such term is defined in Section 8-106 of the Uniform Commercial Code and (c) in the case of a Commodity Contract, “control,” as such term is defined in Section 9-106 of the Uniform Commercial Code.

“Control Agreement” means an agreement, in form and substance satisfactory to the Administrative Agent, among the applicable Grantor, the Administrative Agent and an Approved Depository or Approved Intermediary, as applicable, pursuant to which the Administrative Agent obtains Control over a Deposit Account, Securities Account or Commodity Account, as applicable.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned or held by or behalf of any Grantor or which any Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement, including each agreement described on Schedule 13(b) to each Applicable Perfection Certificate.

“Copyright Security Agreement” means a security agreement with respect to Copyrights, substantially in the form of Exhibit A.

“Copyrights” means all of the following: (a) all copyright rights in any work subject to the copyright laws of the United States of America or any other country, whether as author, assignee, transferee or otherwise, (b) all registrations and applications for registration of any such copyright in the United States of America or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office or any similar offices in the United States of America or any other country, including those described on Schedule 13(b) to each Applicable Perfection Certificate, (c) all rights and privileges arising under applicable law with respect to the use of such copyrights, (d) all reissues, renewals, continuations and extensions thereof and amendments thereto, and (e) all income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof.

“Credit Agreement” has the meaning assigned to such term in the Recitals to this Agreement.

“Deposit Accounts” means, collectively, with respect to a Grantor, (a) all “deposit accounts” (as defined in the Uniform Commercial Code) maintained by such Grantor and all accounts and sub-accounts relating to any of the foregoing accounts including all such accounts described on Schedule 12 to each Applicable Perfection Certificate and (b) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (a) of this definition.

“Excluded Accounts” means any Deposit Account or Securities Account that is solely used for the holding of (i) funds used for payroll and payroll taxes and other employee benefit payments to or for the benefit of a Loan Party’s employees, (ii) taxes required to be collected, remitted or withheld (including federal and state withholding taxes (including the employer’s share thereof)), and (iii) funds which any Loan Party holds in trust or as an escrow or fiduciary for another Person that is not a Loan Party.

“Excluded Assets” means (a) any Margin Stock (including any Margin Stock held through a Securities Account), (b) solely to the extent that the Borrower and the Administrative Agent reasonably determine that a pledge hereunder of a greater percentage of Voting Equity Interests could reasonably be expected to result in material adverse tax consequences to the holder of any applicable Equity Interests, Voting Equity Interests in any Foreign Subsidiary or Foreign Subsidiary Holdco in excess of 65% of the Voting Equity Interests therein, (c) motor vehicles and other assets subject to certificates of title or ownership to the extent a security interest therein cannot be perfected by a filing of a financing statement, (d) Letter of Credit Rights to the extent a security interest therein cannot be perfected by a filing of a financing statement, (e) any United States intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, (f) any right under any contract or agreement constituting a General Intangible, but only to the extent and for so long as the granting of a security interest therein or an assignment thereof would violate any applicable law (but only to the extent any such prohibition on the granting of security interests is not rendered ineffective by, or is not otherwise unenforceable under, the Uniform Commercial Code or applicable law), other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code or other similar applicable law notwithstanding such prohibition, (g) any contract, instrument, document, lease, license or other agreement to which a Grantor or any of its property is subject with any Person if, to the extent and for so long as the grant of a lien thereon constitutes a breach of or a default under, or creates a right of termination in favor of any party (other than such Grantor) to, such contract, instrument, document, lease, license or other agreement (but only to the extent any such prohibition on the granting of liens is not rendered ineffective by, or is otherwise unenforceable under, the Uniform Commercial Code or applicable law); (h) any fee interest in real property not constituting Material Owned Real Property, (i) any assets as to which the Administrative Agent and the Borrower have reasonably determined in writing that the cost, burden, difficulty or consequence (including, without limitation, any effect on the ability of the Borrower and its Subsidiaries to conduct their operations and business in the ordinary course of business) of obtaining a security interest in such assets are excessive in relation to the benefit to the Secured Parties of the security intended to be afforded thereby and (j) any Excluded Account; provided that any proceeds and/or receivables arising out of any property described in the foregoing clauses (a) through (j) shall not constitute “Excluded Assets” unless such proceeds or receivables are themselves assets described in clauses (a) through (j) above.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.3.

“Grantors” means, collectively, the Borrower and the Guarantors.

“Guarantors” has the meaning assigned to such term in the preamble to this Agreement.

“Insurance” means all insurance policies covering any or all of the Collateral (regardless of whether the Administrative Agent or any other Secured Party is the loss payee thereof) and all business interruption insurance policies.

“Intellectual Property” means, collectively, with respect to a Grantor, all of such Grantor’s rights, priorities and privileges relating to all intellectual and similar property of every kind and nature, whether arising under United States, multinational or foreign laws or otherwise, now existing or hereafter adopted or acquired, including, without limitation inventions, designs, Patents, Copyrights, Trademarks, Licenses, domain names, Trade Secrets, confidential or proprietary technical and business information, know how, show how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Investment-Related Property” means, collectively, (a) all “investment property” as defined in the Uniform Commercial Code including (i) all Certificated Securities and Uncertificated Securities, (ii) all Security Entitlements, and (iii) all Securities Accounts, Commodity Contracts and Commodity Accounts and all of the assets held therein, (b) all security entitlements, in the case of any United States Treasury book-entry securities, as defined in 31 C.F.R. section 357.2, or, in the case of any United States federal agency book-entry securities, as defined in the corresponding United States federal regulations governing such book-entry securities, and (c) whether or not constituting “investment property” as so defined, all Pledged Collateral.

“Leased Locations” means any Real Property leased by one or more of the Grantors and used solely as an individual store location.

“License” means any Copyright License, Patent License, Trademark License, Trade Secret License or other license (other than any Authorization) or sublicense to which any Grantor is a party.

“LLC Interests” means the membership interests and other interests in any limited liability company and the certificates, if any, representing such limited liability company interests and any interest of the owner thereof in the books and records of such limited liability company and any Securities Entitlements relating thereto and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and any other warrant, right or option or other agreement to acquire any of the foregoing, all management rights, all voting rights, any interest in any capital account of a member in such limited liability company, all rights as and to become a member of the limited liability company, all rights of the holder thereof under any shareholder or voting trust agreement or similar agreement in respect of such limited liability company, all of the holder’s right, title and interest as a member to any and all assets or properties of such limited liability company, and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing.

“Local Deposit Account” means a Deposit Account maintained by a Grantor with respect to (and used only for) one or more store locations, until the date, if any, on which the Administrative Agent designates otherwise pursuant to Section 3.8(b)(i).

“Partnership Interests” shall mean all partnership interests and other interests in any general partnership, limited partnership, limited liability partnership or other partnership and the certificates, if any, representing such partnership interests, and any interest of the holder thereof in the books and records of such partnership and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and any other warrant, right or option to acquire any of the foregoing, all management rights, all voting rights, any interest in any capital account of a partner in such partnership, all rights as and to become a partner of such partnership, all of the holder’s right, title and interest as a partner to any and all assets or properties of such partnership, and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention covered in whole or in part by a Patent, now or hereafter owned or held by or on behalf of any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, and all rights of any Grantor under any such agreement, including each agreement described on Schedule 13(a) to each Applicable Perfection Certificate.

“Patent Security Agreement” means a security agreement with respect to Patents, substantially in the form of Exhibit B.

“Patents” means all of the following: (a) all letters patent of the United States of America or any other country, all registrations and recordings thereof and all applications for letters patent of the United States of America or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in the United States of America or any other country, including those described on Schedule 13(a) to each Applicable Perfection Certificate, (b) all inventions and improvements described and claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein, (c) all reissues, continuations, divisions, continuations in part, renewals or extensions thereof and amendments thereto, and the inventions disclosed or claimed therein, and (d) all income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto.

“Pledged Collateral” means, collectively, the Pledged Debt, Pledged Debt Securities and the Pledged Equity Interests.

“Pledged Debt” means all debt now or hereafter owed or owing to any Grantor, including all such debt described on Part C of Schedule 3.4, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such debt.

“Pledged Debt Securities” means all Securities or Instruments (including promissory notes) evidencing Pledged Debt and held by any Grantor, whether now owned or hereafter acquired, including all such Securities and Instruments described on Part C of Schedule 3.4.

“Pledged Equity Interests” means all Equity Interests, including all LLC Interests and Partnership Interests, now owned or hereafter acquired by any Grantor in (a) each Subsidiary (except to the extent that such Equity Interests constitute Excluded Assets) and (b) each other Person unless in the case of this clause (b) such Equity Interests are held in a Securities Account or constitute Margin Stock; in each case whether now owned or hereafter created or acquired, together with all Security Certificates and other certificates evidencing such Equity Interests, including (A) in the case of certificated Equity Interests constituting Securities, the Equity Interests listed in Part A of Schedule 3.4 and (B) in the case of Equity Interests constituting Pledged LLC Interests and Pledged Partnership Interests, the Equity Interests listed in Part B of Schedule 3.4.

“Pledged Securities” means the Pledged Debt Securities, any other promissory notes, instruments, Security Certificates, unit certificates, certificates evidencing LLC Interests or Partnership Interests and other Certificated Securities now or hereafter included in the Pledged Collateral representing or evidencing any Pledged Collateral, in each case excluding any Excluded Assets.

“Receivables” means all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including all such rights constituting or evidenced by any Account, Chattel Paper, Instrument or other document, General Intangible or Investment-Related Property, together with all of the applicable Grantor’s rights, if any, in any goods or other property giving rise to such right to payment, and all Collateral Support and Supporting Obligations relating thereto and all Receivables Records.

“Receivables Records” means (a) all originals of all documents, instruments or other writings or electronic records or other Records evidencing any Receivable, (b) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to any Receivable, including all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to any Receivable, whether in the possession or under the control of the applicable Grantor or any computer bureau or agent from time to time acting for such Grantor or otherwise, (c) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including lien search reports, from filing or other registration officers, (d) all credit information, reports and memoranda relating thereto, and (e) all other written forms of information related in any way to the foregoing or any Receivable.

“Securities Accounts” means, collectively, with respect to a Grantor, (a) each “securities account” (as defined in the Uniform Commercial Code) maintained by such Grantor and all accounts and sub-accounts relating to any of the foregoing accounts including all such accounts described on Schedule 11 to each Applicable Perfection Certificate and (b) all cash, funds, checks, notes, Security Entitlements and instruments from time to time held in or credited to in any of the accounts or sub-accounts described in clause (a) of this definition.

“Security Interest” has the meaning assigned to such term in Section 2.1.

“Supporting Obligations” means (a) all “supporting obligations” as defined in Article 9 of the Uniform Commercial Code and (b) all Guarantees and other secondary obligations supporting any of the Collateral, in each case regardless of whether characterized as a “supporting obligation” under the Uniform Commercial Code.

“Trade Secrets” means all trade secrets and all other confidential or proprietary information and know-how now or hereafter owned or used in, or contemplated at any time for use in, the business of any Grantor, whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, the right to sue for any past, present and future infringement of any Trade Secret, and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Trade Secret License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trade Secret now or hereafter owned or held by or on behalf of any Grantor or which such Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trade Secret now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned or held by or on behalf of any Grantor or which such Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement, including each agreement described on Schedule 13(a) to each Applicable Perfection Certificate.

“Trademark Security Agreement” means a security agreement with respect to Trademarks, substantially in the form of Exhibit C.

“Trademarks” means all of the following: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, uniform resource locations (URLs), domain names, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, (b) all registrations and recordings thereof and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in the United States of America or any other country, and all common-law rights related thereto, including those described on Schedule 13(a) to each Applicable Perfection Certificate, and (c) all reissues, continuations, extensions and renewals thereof and amendments thereto, (d) all goodwill associated therewith or symbolized by any of the foregoing, (e) all income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto and (f) all other assets, rights and interests that uniquely reflect or embody such goodwill.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Administrative Agent’s and the Secured Parties’ security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the terms “Uniform Commercial Code” and “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

Section 1.4               Incorporation By Reference: Security Agreement. The provisions of Sections 1.3 and 1.7 of the Credit Agreement are incorporated herein by this reference mutatis mutandis. This Pledge and Security Agreement is the “Security Agreement” under, and as such term is defined in, the Credit Agreement.

Article 2
SECURITY INTEREST

Section 2.1               Grant of Security Interest. As security for the payment or performance, as applicable, in full when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, each Grantor hereby grants to the Administrative Agent and its permitted successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in all such Grantor’s right, title and interest in, to and under any and all of the following assets, whether now owned or hereafter acquired and wheresoever located (collectively, the “Collateral”):

(a)                all Accounts, including all Receivables and Receivable Records;

(b)                all Chattel Paper (whether tangible or electronic),

(c)                all Commercial Tort Claims (including those listed on each Applicable Perfection Certificate),

(d)                all cash and cash equivalents,

(e)                all Deposit Accounts,

(f)                 all Documents,

(g)                all Equipment,

(h)                all Fixtures,

(i)                 all General Intangibles,

(j)                 all Goods,

(k)                all Instruments, including the Pledged Debt and Pledged Debt Securities,

(l)                 all Insurance,

(m)              all Intellectual Property,

(n)                all Inventory,

(o)                all Investment-Related Property and all Securities Accounts and Commodities Accounts and all assets held therein, including the Pledged Equity Interests,

(p)                all letters of credit and Letter-of-Credit Rights,

(q)                all Proceeds of Authorizations and, to the extent not constituting Excluded Assets, all Authorizations and the goodwill associated with all Authorizations,

(r)                 all other personal property of such Grantor, whether tangible or intangible,

(s)                 to the extent not otherwise included in clauses (a) through (r) of this Section, all Collateral Records, Collateral Support and Supporting Obligations in respect of any of the foregoing,

(t)                 to the extent not otherwise included in clauses (a) through (s) of this Section, all other property in which a security interest may be granted under the Uniform Commercial Code or which may be delivered to and held by the Administrative Agent pursuant to the terms hereof, and

(u)                to the extent not otherwise included in clauses (a) through (t) of this Section, all Proceeds, products, substitutions, accessions, rents and profits of or in respect of any of the foregoing, whether cash or non-cash, immediate or remote, and any indemnities, warranties and guaranties payable by reason of loss or damage to or otherwise with respect to any of the foregoing and including, subject to Section 3.4(c), all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, the Pledged Collateral;

provided that none of the Collateral shall include, and in no event shall the Security Interest attach to, any asset to the extent and for so long as such asset is an Excluded Asset (it being understood that the Security Interest shall immediately attach to, and the Collateral shall immediately include, any such asset (or any portion thereof) upon such asset (or such portion thereof) ceasing to be an Excluded Asset); provided, further, that Proceeds, substitutions or replacements of Excluded Assets shall not be subject to the preceding proviso unless such Proceeds, substitutions or replacements would themselves constitute Excluded Assets.

Section 2.2               Revisions to Uniform Commercial Code. For the avoidance of doubt, it is expressly understood and agreed that, to the extent the Uniform Commercial Code is revised after the date hereof such that the definition of any of the foregoing terms included in the description or definition of the Collateral is changed, the parties hereto desire that any property which is included in such changed definitions, but which would not otherwise be included in the Security Interest on the date hereof, nevertheless be included in the Security Interest upon the effective date of such revision. Notwithstanding the immediately preceding sentence, the Security Interest is intended to apply immediately on the Agreement Date to all of the Collateral to the fullest extent permitted by applicable law, regardless of whether any particular item of the Collateral was then subject to the Uniform Commercial Code.

Section 2.3               Security for Secured Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code, or any similar provision of any other bankruptcy, insolvency, receivership or other similar law), of all Secured Obligations.

Section 2.4               No Assumption of Liability. Notwithstanding anything to the contrary herein, the Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

Article 3
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.1               Generally.

(a)                Representations and Warranties. Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Administrative Agent and the other Secured Parties that:

(i)                 All representations and warranties relating to it contained in the Credit Agreement are true and correct.

(ii)               Each Applicable Perfection Certificate has been duly prepared, completed and executed and the information set forth therein (including (A) the exact legal name of each Grantor and (B) the jurisdiction of organization of each Grantor) is correct and complete in all material respects as of the relevant Applicable Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been prepared by the Administrative Agent based upon the information provided to the Administrative Agent and the Secured Parties in each Applicable Perfection Certificate for filing in the Applicable Filing Offices, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Intellectual Property) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any state, commonwealth or other political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, re-recording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of Uniform Commercial Code continuation statements.

(iii)             Each Grantor has good and valid rights in or title to, the Collateral with respect to which it has purported to grant the Security Interest, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such Collateral for its intended purposes, and except for Liens expressly permitted pursuant to the Loan Documents. Such Grantor has not filed or consented to the filing of (A) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any such Collateral, (B) any assignment in which it assigns any such Collateral or any security agreement or similar instrument covering any such Collateral with the United States Patent and Trademark Office or the United States Copyright Office, or any similar offices in the United States of America or any other country, or (C) any assignment in which it assigns any such Collateral or any security agreement or similar instrument covering any such Collateral with any foreign governmental, municipal or other office, in each case which financing statement, analogous document, assignment or other instrument, as applicable, is still in effect, except for Liens expressly permitted by Section 7.2 of the Credit Agreement.

(iv)              The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 7.2 of the Credit Agreement. No Grantor has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral (except for financing statements or analogous documents filed for precautionary reasons relating to operating leases, consignments and other similar items, in each case (x) in the ordinary course of business, and (y) as permitted under the Credit Agreement), (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office, (iii) any notice under the Assignment of Claims Act, or (iv) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 7.2 of the Credit Agreement

(v)                All contracts, instruments, documents, leases, licenses or other agreements that are excluded from the Collateral by virtue of clauses (a), (b) and (g) of the definition of Excluded Assets are not material to the business of Loan Parties, taken as a whole.

(b)                Covenants and Agreements. Each Grantor hereby covenants and agrees as follows:

(i)                 It shall maintain, at its own cost and expense, such complete and accurate Records with respect to the Collateral owned or held by it or on its behalf as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which it is engaged, but in any event to include complete accounting Records indicating all payments and proceeds received with respect to any part of such Collateral, and, at such time or times as the Administrative Agent may reasonably request, promptly to prepare and deliver to the Administrative Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Administrative Agent showing the identity and amount of any and all such Collateral.

(ii)               It shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral owned or rights in Collateral held by it or on its behalf against all Persons and to defend the Security Interest in such Collateral and the priority thereof against any Lien or other interest not expressly permitted by the Loan Documents, and in furtherance thereof, it shall not take, or permit to be taken, any action not otherwise expressly permitted by the Loan Documents that could impair the Security Interest or the priority thereof or any Secured Party’s rights in or to such Collateral.

(iii)             During normal business hours, the Administrative Agent and such Persons as the Administrative Agent may designate shall, as often as reasonably requested, have the right, at the cost and expense of such Grantor, to inspect all of its Records (and to make extracts and copies from such Records), to discuss its affairs with its officers and independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral owned or rights in Collateral held by or on behalf of such Grantor, including, in the case of Receivables, Pledged Debt, General Intangibles, Commercial Tort Claims or Collateral in the possession of any third person, by contacting Account Debtors, contract parties or other obligors thereon or any third person possessing such Collateral for the purpose of making such a verification. The Administrative Agent shall have the absolute right to share on a confidential basis any information it gains from such inspection or verification with any Secured Party.

(iv)              At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral owned or held by or on behalf of such Grantor, and not permitted by the Loan Documents, and may pay for the maintenance and preservation of such Collateral to the extent such Grantor fails to do so as required by the Loan Documents, and such Grantor agrees, jointly with the other Grantors and severally, to reimburse the Administrative Agent on demand for any payment made or any cost or expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any other Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(v)                It shall remain liable for the failure to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral owned or held by it or on its behalf, all in accordance with the terms and conditions thereof, and it agrees, jointly with the other Grantors and severally, to indemnify and hold harmless the Administrative Agent and the other Secured Parties from and against any and all liability for such performance.

(vi)              It shall not make, or permit to be made, an assignment, pledge or hypothecation of the Collateral owned or held by it or on its behalf, or grant any other Lien in respect of such Collateral, except as expressly permitted by the Loan Documents. Except for Liens or transfers expressly permitted by the Loan Documents, it shall not make or permit to be made any transfer of such Collateral, and it shall remain at all times in possession of such Collateral and the direct owner, beneficially and of record, of the Pledged Equity Interests included in such Collateral, except that (A) Inventory may be sold in the ordinary course of business and (B) unless and until the Administrative Agent shall notify it that an Event of Default shall have occurred and be continuing and that, during the continuance thereof, it shall not sell, convey, lease, assign, transfer or otherwise dispose of any such Collateral (which notice may be given by telephone if promptly confirmed in writing), it may use and dispose of such Collateral in any lawful manner not inconsistent with the provisions of this Agreement or any other Loan Document.

(vii)            It shall, shall, at its own cost and expense, maintain or cause to be maintained insurance covering physical loss or damage to the Collateral owned or held by it or on its behalf against all risks and liability arising from the use or intended use, or otherwise attributable or relating to, such Collateral, in each case in accordance with Section 6.10 of the Credit Agreement. It shall cause each such insurance policy (A) to contain the provisions and endorsements set forth in Section 6.10(c) of the Credit Agreement and (B) provide that the Administrative Agent and other Secured Parties have no responsibility for premiums, warranties or representations to underwriters. On the Agreement Date and at least 30 days prior to expiry of each such insurance policy, such Grantor shall deliver or cause to be delivered to the Administrative Agent an insurance broker’s opinion letter from such Grantor’s independent insurance agent confirming that the insurance premiums with respect to the policies of insurance required to be maintained pursuant to this subsection have been paid, that such policies are in force and that such policies meet the requirements set forth in this subsection. Such Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of such Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that such Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent deems advisable. All sums disbursed by the Administrative Agent in connection with this subsection, including attorneys’ fees and disbursements, court costs, expenses and other costs relating thereto, shall be payable, upon demand, by such Grantor to the Administrative Agent and shall be additional Secured Obligations secured hereby.

(viii)          It will not (A) maintain its place of business (if it has only one) or its chief executive office (if it has more than one place of business) at a location other than a location specified in Section 7(a) of the Applicable Perfection Certificate, (B) change its jurisdiction of incorporation or organization or otherwise reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as specified in Section 2 of the Applicable Perfection Certificate or (C) change its name, identity, corporate structure, organizational identification number or taxpayer identification number, unless in each such case the Borrower shall have given the Administrative Agent not less than 30 days’ prior written notice of such event or occurrence and the Administrative Agent shall have either (x) confirmed to the Borrower and/or such Grantor its determination that such event or occurrence will not adversely affect the validity, perfection or priority of the Administrative Agent’s security interest in the Collateral, or (y) taken such steps (with the cooperation of the Borrower to the extent necessary or advisable) as are necessary or advisable to properly maintain the validity, perfection and priority of the Administrative Agent’s security interest in the Collateral.

(ix)              Each Grantor will use commercially reasonable efforts to obtain the consent of the counterparty to each contract, instrument, document, lease, license or other agreement that is excluded from the Collateral by virtue of clause (g) of the definition of Excluded Assets to the Security Interest granted hereunder to the extent such contract, instrument, document, lease, license or other agreement is material to the business of Loan Parties, taken as a whole.

Section 3.2               Equipment and Inventory.

(a)                Representations and Warranties. Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Administrative Agent and the other Secured Parties that, as of the Applicable Date, all of the Equipment and Inventory included in the Collateral owned or held by it or on its behalf (other than mobile goods, Inventory and Equipment in transit, Equipment and Inventory located at Leased Locations and other Collateral in which possession is not maintained in the ordinary course of its business) is kept only at the locations specified in Section 7 of the Applicable Perfection Certificate, which sets forth with respect to each Grantor, Equipment and Inventory (i) maintained at the premises owned by any Grantor, (ii) in the possession of a warehouseman or other bailee and (iii) on consignment.

(b)                Covenants and Agreements. Each Grantor covenants and agrees that it shall not permit any Equipment or Inventory with a value in excess of $25,000 owned or held by it or on its behalf (and shall not permit, with respect to all Grantors, taken as a whole, Equipment and Inventory with a value in excess of $50,000 in the aggregate) to be in the possession or control of any warehouseman, bailee, agent or processor for a period of greater than thirty (30) consecutive days, unless (i) the Administrative Agent gives prior written consent, and if the Administrative Agent gives such consent, which shall not be unreasonably withheld and (ii) such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and, at the request of the Administrative Agent, shall have entered into a customary bailee or warehouseman’s agreement.

Section 3.3               Receivables.

(a)                Representations and Warranties. Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Administrative Agent and the other Secured Parties that no Receivable included in the Collateral owned or held by it or on its behalf is evidenced by an Instrument or Chattel Paper that has not been delivered to the Administrative Agent.

(b)                Covenants and Agreements. Each Grantor hereby covenants and agrees that:

(i)                 It shall mark conspicuously, in form and manner reasonably satisfactory to the Administrative Agent, all Chattel Paper, Instruments and other evidence of any Receivables included in the Collateral owned or held by it or on its behalf (other than any delivered to the Administrative Agent as provided herein), as well as the related Receivables Records, with an appropriate reference to the fact that the Administrative Agent has a security interest therein.

(ii)               It will not, without the Administrative Agent’s prior written consent (which, so long as no Default has occurred and is continuing, consent shall not be unreasonably withheld), grant any extension of the time of payment of any such Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Supporting Obligation or Collateral Support relating thereto, or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, releases, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices or in accordance with such practices reasonably believed by such Grantor to be prudent.

(iii)             Except as otherwise provided in this Section, it shall continue to collect all amounts due or to become due to it under all such Receivables and any Supporting Obligations or Collateral Support relating thereto, and diligently exercise each material right it may have thereunder, in each case at its own cost and expense, and in connection with such collections and exercise, it shall, upon the occurrence and during the continuance of an Event of Default, take such action as it or the Administrative Agent may reasonably deem necessary. Notwithstanding the foregoing, the Administrative Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default to notify, or require such Grantor to notify, any Account Debtor with respect to any such Receivable, Supporting Obligation or Collateral Support of the Administrative Agent’s security interest therein, and in addition, at any time during the continuation of an Event of Default, the Administrative Agent may: (A) direct such Account Debtor to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent and (B) enforce, at the cost and expense of such Grantor, collection thereof and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor would be able to have done. If the Administrative Agent notifies such Grantor that it has elected to collect any such Receivable, Supporting Obligation or Collateral Support in accordance with the preceding sentence, any payments thereof received by such Grantor shall not be commingled with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent hereunder and shall be forthwith delivered to the Administrative Agent in the same form as so received (with any necessary indorsement), and such Grantor shall not grant any extension of the time of payment thereof, compromise, compound or settle the same for less than the full amount thereof, release the same, wholly or partly, or allow any credit or discount whatsoever thereon.

(iv)              It shall use its best efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

(v)                During the continuance of a Default, at the request of the Administrative Agent, it shall direct each Account Debtor to make payment on each Receivable to a Controlled Account.

Section 3.4               Investment-Related Property.

(a)                Representations and Warranties. Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Administrative Agent and the other Secured Parties that:

(i)                 Schedule 3.4 sets forth, as of the Applicable Date, all of the Pledged Collateral other than the Excluded Franchisee Notes. Part A of Schedule 3.4 correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests and includes all Pledged Equity Interests required to be pledged hereunder. Part B of Schedule 3.4 also correctly sets forth with respect to each LLC Interest and Partnership Interest whether such interest is a Security. Part C of Schedule 3.4 correctly sets forth Pledged Debt (other than the Excluded Franchisee Notes) and includes all Pledged Debt (other than the Excluded Franchisee Notes) required to be pledged hereunder.

(ii)               The Pledged Equity Interests and the Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (A) in the case of Pledged Equity Interests, are fully paid and nonassessable (to the extent such concepts are applicable) and (B) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, except to the extent that enforceability of such obligations may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditor’s rights generally.

(iii)             (A) None of the Pledged Collateral owned by it has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (B) except as set forth on Schedule 3.4, there are existing no options, warrants, calls or commitments of any character whatsoever relating to such Pledged Collateral or which obligate the issuer of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (C) no consent, approval, authorization, or other action by, and no giving of notice to or filing with, any governmental authority or any other Person is required for the pledge by such Grantor of such Pledged Collateral pursuant to this Agreement or for the execution, delivery and performance of this Agreement by such Grantor, or for the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(iv)              No Person other than the Administrative Agent has Control over any Investment-Related Property of such Grantor.

(b)                Registration in Nominee Name; Denominations. Each Grantor hereby agrees that (i) without limiting Section 6.3, the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold, where applicable, Investment-Related Property included in the Collateral owned or held by it or on its behalf in the Administrative Agent’s own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned, where applicable, in blank or in favor of the Administrative Agent, (ii) at the Administrative Agent’s request, such Grantor will promptly give to the Administrative Agent copies of any material notices or other written communications received by it with respect to any Investment-Related Property included in the Collateral owned or held by it or on its behalf registered in its name and (iii) the Administrative Agent shall at all times have the right to exchange any certificates, instruments or other documents representing or evidencing any Investment-Related Property included in the Collateral owned or held by or on behalf of such Grantor for certificates, instruments or other documents of smaller or larger denominations for any purpose consistent with this Agreement.

(c)                Voting and Distributions.

(i)                 Unless and until an Event of Default shall have occurred and be continuing:

(A)              Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Investment-Related Property included in the Collateral owned or held by it or on its behalf, or any part thereof, for any purpose consistent with the terms of this Agreement and the other Loan Documents; provided, however, that such Grantor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Investment-Related Property or the rights and remedies of any of the Secured Parties under this Agreement or any other Loan Document or the ability of any of the Secured Parties to exercise the same.

(B)              The Administrative Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling it to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subsection (c)(i)(A) and to receive the cash payments it is entitled to receive pursuant to subsection (c)(i)(C).

(C)              Each Grantor shall be entitled to receive, retain and use any and all cash dividends, interest and principal paid on the Investment-Related Property included in the Collateral owned or held by it or on its behalf to the extent and only to the extent that such cash dividends, interest and principal are not prohibited by, and not otherwise paid in a manner that violates the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All non-cash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Investment-Related Property included in the Collateral owned or held by it or on its behalf, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests in any issuer or received in exchange for any Investment-Related Property, or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by such Grantor, shall not be commingled with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent hereunder and shall be forthwith delivered to the Administrative Agent in the same form as so received (with any necessary endorsement).

(ii)               Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default:

(A)              all rights of each Grantor to dividends, interest or principal that it is authorized to receive pursuant to subsection (c)(i)(C) shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal, as applicable. All dividends, interest and principal received by or on behalf of any Grantor contrary to the provisions of this Section shall be held in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this subsection (c)(ii)(A) shall be retained by the Administrative Agent in an account to be established in the name of the Administrative Agent, for the ratable benefit of the Secured Parties, upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.2. Subject to the provisions of this subsection (c)(ii)(A), such account shall at all times be under the sole dominion and control of the Administrative Agent, and the Administrative Agent shall at all times have the sole right to make withdrawals therefrom and to exercise all rights with respect to the funds and other property from time to time therein or credited thereto as set forth in the Loan Documents. After all Events of Default have been cured or waived, the Administrative Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to the applicable Grantor all cash dividends, interest and principal (without interest) that such Grantor would otherwise be permitted to retain pursuant to the terms of subsection (c)(i)(C) and which remain in such account.

(B)              all rights of each Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to subsection (c)(i)(A), and the obligations of the Administrative Agent under subsection (c)(i)(B), shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit such Grantor to exercise such rights. After all Events of Default have been cured or waived, the applicable Grantor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of subsection (c)(i)(A).

(d)                Covenants and Agreements. Each Grantor hereby covenants and agrees as follows:

(i)                 Each Grantor agrees to deliver or cause to be delivered to the Administrative Agent any and all Pledged Securities (other than the Excluded Franchisee Notes) (A) in the case of any such Pledged Securities (other than the Excluded Franchisee Notes) owned by such Grantor on the Closing Date, on the Closing Date, and (B) in the case of Pledged Securities (other than the Excluded Franchisee Notes) acquired by such Grantor after the Closing Date, promptly and in any event within 14 days after the acquisition thereof by such Grantor (or such longer period agreed to by the Administrative Agent in its reasonable discretion).

(ii)               (A) Except with respect to intercompany Indebtedness evidenced by the Master Intercompany Note, if any Indebtedness for borrowed money in a principal amount in excess of $50,000, individually or, when aggregated with other such Indebtedness evidenced by promissory notes (other than the Excluded Franchisee Notes) not so delivered, $100,000, is owing to any Grantor and such Indebtedness is evidenced by a promissory note, such Grantor shall deliver to the Administrative Agent such promissory note, together with undated instruments of transfer with respect thereto endorsed in blank and (B) with respect to intercompany Indebtedness, all Indebtedness of the Borrower and each of its Subsidiaries that is owing to any Grantor (or Person required to become a Grantor) shall be evidenced by the Master Intercompany Note, and the Administrative Agent shall have received such Master Intercompany Note duly executed by the Borrower, each such Subsidiary and each such other Grantor, together with undated instruments of transfer with respect thereto endorsed in blank;

(iii)             Upon delivery to the Administrative Agent, (A) any certificate, instrument or document representing or evidencing Pledged Securities shall be accompanied by undated stock or note powers duly executed in blank or other undated instruments of transfer satisfactory to the Administrative Agent and duly executed in blank and by such other instruments and documents as the Administrative Agent may reasonably request and (B) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the Pledged Securities, which schedule shall be attached hereto as Part A, B or C, as applicable, of Schedule 3.4; provided that failure to attach any such schedule hereto shall not affect the validity of the pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

(iv)              Except for Excluded Accounts and Local Deposit Accounts, no Grantor shall establish or maintain, or permit any other Grantor to establish or maintain, any Deposit Account, Securities Account or Commodities Account that is not subject to the Control of the Administrative Agent.

(v)                Except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder.

(vi)              Each Grantor pledging Uncertificated Securities shall deliver to the Administrative Agent an agreement among the issuer thereof, the Administrative Agent and such Grantor, in form and substance satisfactory to the Administrative Agent, pursuant to which such issuer agrees to comply with any and all instructions originated by the Administrative Agent without further consent by such Grantor and not to comply with instructions regarding such Uncertificated Securities originated by any other person other than a court of competent jurisdiction. The Administrative Agent agrees with each Grantor that the Administrative Agent shall not give any such instructions or directions to any such issuer unless an Event of Default has occurred and is continuing. In addition, each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will comply with written instructions of the Administrative Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity Interests hereunder without further consent by the applicable owner or holder of such Equity Interests.

(vii)            In the event (A) any Grantor or any Approved Intermediary shall, after the date hereof, terminate an agreement with respect to the maintenance of a Securities Account or Commodities Account for any reason, (B) the Administrative Agent shall demand the termination of an agreement with respect to the maintenance of a Securities Account or a Commodities Account as a result of the failure of the applicable Approved Intermediary to comply with the terms of the applicable Control Agreement, or (C) the Administrative Agent determines in its sole discretion that the financial condition of an Approved Intermediary has materially deteriorated, such Grantor agrees to promptly transfer the assets held in such Securities Account or Commodities Account, as applicable, to another Securities Account or Commodities Account, as applicable, acceptable to the Administrative Agent and that is subject to the Control of the Administrative Agent.

(e)                LLC Interests and Partnership Interests. Each Grantor acknowledges and agrees that (i) each LLC Interest or Partnership Interest pledged hereunder and represented by a Security Certificate shall be a Security and shall be governed by Article 8 of the Uniform Commercial Code and (ii) each such LLC Interest or Partnership Interest, as applicable, shall at all times hereafter be represented by a Security Certificate. Each Grantor has taken or will, prior to the pledge of any such LLC Interest or Partnership Interest, will take, all steps necessary to cause the Organizational Documents of such limited liability company or partnership to provide that interests therein constitute a Security governed by Article 8 of the Uniform Commercial Code. Each Grantor further acknowledges and agrees that (A) each LLC Interest or Partnership Interest pledged hereunder and not represented by a Security Certificate shall not be a Security and shall not be governed by Article 8 of the Uniform Commercial Code, and (B) such Grantor shall at no time elect to treat any such interest as a Security or issue any certificate representing such interest, unless such Grantor provides prior written notification to the Administrative Agent of such election and immediately delivers any such Security Certificate to the Administrative Agent pursuant to the terms hereof together with appropriate undated stock powers or instruments of transfer executed in blank.

Section 3.5               Letter-of-Credit Rights. Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Administrative Agent and the other Secured Parties that Schedule 15 to each Applicable Perfection Certificate sets forth, as of the Applicable Date, each letter of credit giving rise to a Letter of Credit Right included in the Collateral owned or held by or on behalf of such Grantor.

Section 3.6               Intellectual Property Collateral.

(a)                Representations and Warranties. Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Administrative Agent and the other Secured Parties that Schedule 13(a) and 13(b) of each Applicable Perfection Certificate sets forth, as of the Applicable Date, a list of all of the (i) Trademarks, Patents and Copyrights, in each case included in the Collateral owned by or on behalf of such Grantor and with respect to which a registration, recording or pending application has been made in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or any similar offices in the United States of America or any other country, and (ii) Trademark Licenses, Patent Licenses, Copyright Licenses and Trade Secret Licenses and domain names, in each case included in the Collateral owned or held by or on behalf of such Grantor.

(b)                Covenants and Agreements. Each Grantor hereby covenants and agrees as follows:

(i)                 It will not, nor will it permit any of its licensees (or sublicensees) to, do any act, or omit to do any act, whereby any material Patent included in the Collateral that is related to the conduct of its business may become invalidated or dedicated to the public, and it shall continue to mark any products covered by a Patent with the relevant patent number as necessary to establish and preserve its maximum rights under applicable patent laws.

(ii)               It will (either directly or through its licensees or its sublicensees), for each Trademark included in the Collateral that is related to the conduct of its business, (A) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (B) maintain the quality of products and services offered under any such Trademark, (C) display such Trademark with notice of Federal or other analogous registration to the extent necessary to establish and preserve its rights under applicable law, and (D) not knowingly use or knowingly permit any of its licensees or sublicensees to use such Trademark in violation of any third party’s valid and legal rights.

(iii)             It will (either directly or through its licensees or its sublicensees), for each material work covered by a Copyright included in the Collateral that is related to the conduct of its business, continue to publish, reproduce, display, adopt and distribute such work with appropriate copyright notice as necessary to establish and preserve its maximum rights under applicable copyright laws.

(iv)              It will promptly notify the Administrative Agent in writing if it knows that any Intellectual Property included in the Collateral material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or the United States Copyright Office, or any similar offices or tribunals in the United States of America or any other country) regarding such Grantor’s ownership of any such Intellectual Property, its right to register the same, or to keep and maintain the same.

(v)                In no event shall it, either directly or through any agent, employee, licensee or designee, file an application for any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar offices in the United States of America or any other country, unless it promptly notifies the Administrative Agent in writing thereof and, upon request of the Administrative Agent, executes and delivers any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest in such Intellectual Property, and such Grantor hereby appoints the Administrative Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

(vi)              It will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar offices or tribunals in the United States of America or any other country, to maintain and pursue each material application relating to the Intellectual Property included in the Collateral owned or held by it or on its behalf (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registered Trademark and Copyright included in the Collateral that is material to the conduct of its business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent, in good faith, with reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties. In the event that it has reason to believe that any Intellectual Property included in the Collateral material to the conduct of its business has been or is about to be infringed, misappropriated or diluted by a third party, it promptly shall notify the Administrative Agent in writing and shall, if consistent, in good faith, with reasonable business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions consistent with reasonable business practices under the circumstances to protect such Intellectual Property.

(vii)            During the continuance of an Event of Default, it shall use its best efforts to obtain all requisite consents or approvals by the licensor of each License included in the Collateral owned or held by it or on its behalf to effect the assignment (as collateral security) of all of its right, title and interest thereunder to the Administrative Agent or its designee.

(viii)          It shall take reasonable steps necessary to protect the secrecy of all Trade Secrets used in the conduct of its business, including restricting access to such Trade Secrets.

(ix)              It shall continue to collect all amounts due or to become due to such Grantor under all licenses of Intellectual Property included in the Collateral owned or held by it or on its behalf, and diligently exercise each material right it may have thereunder, in each case at its own cost and expense, and in connection with such collections and exercise, it shall, upon the occurrence and during the continuance of an Event of Default, take such action as it or the Administrative Agent may reasonably deem necessary. Notwithstanding the foregoing, the Administrative Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default to notify, or require such Grantor to notify, any relevant obligors with respect to such amounts of the Administrative Agent’s security interest therein.

(x)                On the date hereof, each Grantor having Trademarks (or applications with respect thereto), Patents (or applications with respect thereto) or Copyrights (or applications with respect thereto) shall execute and deliver to the Administrative Agent a Trademark Security Agreement, Patent Security Agreement and/or Copyright Security Agreement, as applicable. In addition, each Grantor shall promptly notify the Administrative Agent in writing upon the filing of an application with the United States Patent and Trademark Office and United States Copyright Office, as applicable, and shall deliver a Trademark Security Agreement, Patent Security Agreement and/or Copyright Security Agreement, as applicable, with respect thereto. Any expense incurred in connection with each Grantor’s obligations under this Section 3.6 shall be borne by such Grantor.

Section 3.7               Commercial Tort Claims.

(a)                Representations and Warranties. Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Administrative Agent and the other Secured Parties that Schedule 14 to each Applicable Perfection Certificate sets forth, as of the Applicable Date, all Commercial Tort Claims.

(b)                Covenants and Agreements. Each Grantor hereby covenants and agrees that it shall provide the Administrative Agent with prompt written notice of each Commercial Tort Claim, and any judgment, settlement or other disposition thereof and will take such action as the Administrative Agent may request to grant and perfect a security interest therein in favor of the Administrative Agent and the other Secured Parties.

Section 3.8               Deposit Accounts.

(a)                Representations and Warranties. Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Administrative Agent and the other Secured Parties that the only Deposit Accounts maintained by any Grantor on each Applicable Date are those listed on Schedule 12 to the Applicable Perfection Certificate.

(b)                Covenants and Agreements. Each Grantor hereby covenants and agrees as follows:

(i)                 No Grantor shall establish or maintain any account (other than Excluded Accounts or Local Deposit Accounts) with any financial or other institution in which cash or the cash Proceeds of Collateral are deposited other than a Controlled Account. Each Grantor shall cause all cash and all cash Proceeds of Collateral received by such Grantor (other than cash or cash Proceeds standing to the credit of Excluded Accounts or Local Deposit Accounts) to be deposited in, or swept into, a Controlled Account on a daily basis. If at the close of any Business Day, the amount standing to the credit of any Local Deposit Account exceeds the product of $25,000 and the amount of store locations using such account as a Local Deposit Account (or, from January 1 through April 30 of any calendar year, the product of $100,000 and such number of store locations), then the related Grantor shall, not later than the following Business Day, cause the amount of such excess to be transferred to a Controlled Account. If the average daily amount standing to the credit of any Local Deposit Account exceeds 120% of the maximum amount permitted to be maintained in such account pursuant to the preceding sentence for any period of 10 consecutive days, the applicable Grantor will promptly so notify the Administrative Agent. Upon receipt of any such notice, the Administrative Agent may designate such Deposit Account as not constituting a Local Deposit Account, and the applicable Grantor will cause such Deposit Account to be a Controlled Account within 90 days of receipt of such notice.

(ii)               In the event (A) any Grantor or any Approved Depository in which a Controlled Account is maintained shall, after the date hereof, terminate the applicable Control Agreement for any reason, (B) the Administrative Agent shall demand the termination of an agreement with respect to the maintenance of a Deposit Account as a result of the failure of the applicable depository bank to comply with the terms of the applicable Control Agreement, or (C) the Administrative Agent determines in its sole discretion that the financial condition of a depository bank party to a Control Agreement has materially deteriorated, such Grantor agrees to notify all of its obligors that were making payments to such terminated Deposit Account to make all future payments to another Controlled Account.

Article 4
FURTHER ASSURANCES; FILING AUTHORIZATION

Section 4.1               Further Assurances. Each Grantor hereby covenants and agrees, at its own cost and expense, to execute, acknowledge, deliver and/or cause to be duly filed and/or delivered all such further agreements, instruments and other documents (including favorable legal opinions in connection with any Transaction if reasonably required by the Administrative Agent), and take all such further actions, that the Administrative Agent may from time to time reasonably request to preserve, protect and perfect the Security Interest granted by it and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with its execution and delivery of this Agreement, the granting by it of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.

Section 4.2               Filings.

(a)                Each Grantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of the real property to which the Collateral relates, and (iii) any financing or continuation statements or other documents without the signature of such Grantor where permitted by law, including the filing of financing statements describing the Collateral as “all assets now owned or hereafter acquired by the Grantor or in which Grantor otherwise has rights” or any similar phrase, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code, or as being of an equal or lesser scope or with greater detail. Each Grantor agrees to provide all information described in the immediately preceding sentence to the Administrative Agent promptly upon the reasonable request by the Administrative Agent. Each Grantor also ratifies its authorization for the Administrative Agent to have filed in any Uniform Commercial Code jurisdiction any like financing statements or amendments thereto if filed prior to the date hereof.

(b)                Each Grantor hereby further authorizes the Administrative Agent to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), including this Agreement or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Grantor hereunder, without the signature of such Grantor, and naming such Grantor, as debtor, and the Administrative Agent, as secured party.

Article 5
REMEDIES UPON DEFAULT

Section 5.1               Remedies Generally.

(a)                General Rights. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral owned or held by it or on its behalf to the Administrative Agent on demand, and it is agreed that the Administrative Agent shall have the right to take any of or all the following actions at the same or different times: (i) with respect to any Collateral consisting of Intellectual Property or Commercial Tort Claims, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any such Collateral by the applicable Grantors to the Administrative Agent, or, in the case of Intellectual Property, to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Administrative Agent shall determine, unless any of the Grantor’s obligations set forth in this clause (a) would violate any then-existing licensing arrangements to the extent that waivers cannot be obtained, (ii) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral owned or held by it or on its behalf and without liability for trespass to enter any premises where such Collateral may be located for the purpose of taking possession of or removing such Collateral and, generally, to exercise any and all rights afforded to a Secured Party under the Uniform Commercial Code or other applicable law, and (iii) appoint a receiver for all or any portion of the Collateral. Without limiting the generality of the foregoing, each Grantor agrees that the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of any of the Collateral owned or held by or on behalf of such Grantor, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be irrevocably authorized at any such sale of such Collateral constituting securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale, the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the applicable Grantor, and such Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(b)                Sale of Collateral. The Administrative Agent shall give each Grantor ten days’ written notice (which such Grantor agrees is reasonable notice within the meaning of Section 9-611 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions (or any successor provisions)) of the Administrative Agent’s intention to make any sale of any of the Collateral owned or held by or on behalf of such Grantor. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which such Collateral will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of any of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.

At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of such Grantor (all said rights being also hereby waived and released to the extent permitted by law), any of the Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from such Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Grantor therefor. For purposes hereof, (i) a written agreement to purchase any of the Collateral shall be treated as a sale thereof, (ii) the Administrative Agent shall be free to carry out such sale pursuant to such agreement, and (iii) no Grantor shall be entitled to the return of any of the Collateral subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose upon any of the Collateral and to sell any of the Collateral pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Article shall be deemed to conform to the commercially reasonable standards as provided in Part 6 of Article 9 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions (or any successor provisions). Without limiting the generality of the foregoing, each Grantor agrees as follows: (A) if the proceeds of any sale of the Collateral owned or held by it or on its behalf pursuant to this Article are insufficient to pay all the Secured Obligations, it shall be liable for the resulting deficiency and the fees, charges and disbursements of any counsel employed by the Administrative Agent or any other Secured Party to collect such deficiency, (B) it hereby waives any claims against the Administrative Agent arising by reason of the fact that the price at which any such Collateral may have been sold at any private sale pursuant to this Article was less than the price that might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree, (C) there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements in this Section may be specifically enforced, (D) the Administrative Agent may sell any such Collateral without giving any warranties as to such Collateral, and the Administrative Agent may specifically disclaim any warranties of title or the like, and (E) the Administrative Agent shall have no obligation to marshal any such Collateral.

If an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, cash equivalents, checks and other near-cash items shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall, pending application thereof as set forth in Section 5.2, be held by the Administrative Agent in a collateral account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a collateral account (or by such Grantor in trust for the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.2.

Section 5.2               Application of Proceeds of Collateral. All proceeds received by the Administrative Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral as well as any Collateral consisting of cash shall be applied in full or in part by the Administrative Agent against the Secured Obligations in accordance with Section 8.3 of the Credit Agreement.

Section 5.3               Federal Securities Laws. In view of the position of each Grantor in relation to the Investment-Related Property, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Investment-Related Property permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Investment-Related Property, and might also limit the extent to which or the manner in which any subsequent transferee of any Investment-Related Property could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Investment-Related Property under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Administrative Agent may, with respect to any sale of the Investment-Related Property, limit the purchasers to those who will agree, among other things, to acquire such Investment-Related Property for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (i) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Investment-Related Property, or any part thereof, shall have been filed under the Federal Securities Laws and (ii) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Investment-Related Property at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells any such Investment-Related Property.

Section 5.4               Grant of License to Use Intellectual Property. For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Article, at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants, to the extent it has the right to grant, to the Administrative Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or held or hereafter acquired or held by or on behalf of such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Administrative Agent shall be exercised, at the option of the Administrative Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon such Grantor notwithstanding any subsequent cure of an Event of Default. Any royalties and other payments received by the Administrative Agent shall be applied in accordance with Section 5.2.

Section 5.5               [Intentionally Omitted].

Section 5.6               Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Administrative Agent or any other Secured Party shall be in addition to every other right, power and remedy specifically given to the Administrative Agent or any other Secured Party under this Agreement, the other Collateral Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Administrative Agent or any other Secured Party. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Administrative Agent or any other Secured Party in the exercise of any such right, power or remedy, no single or partial exercise of any such right, power or remedy, no abandonment or discontinuance of steps to enforce such right, power or remedy and no renewal or extension of any of the Secured Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or an acquiescence thereof. No notice to or demand on any Loan Party in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Administrative Agent or any other Secured Party to any other or further action in any circumstances without notice or demand. In the event that the Administrative Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Administrative Agent may recover its expenses, including attorneys’ fees and expenses, and the amounts thereof shall be included in such judgment.

Section 5.7               Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the documented out-of-pocket fees and disbursements of any attorneys employed by the Administrative Agent to collect such deficiency.

Article 6
CONCERNING THE ADMINISTRATIVE AGENT

Section 6.1               In General. The Administrative Agent has been appointed pursuant to the Credit Agreement. The actions of the Administrative Agent hereunder are subject to the provisions of the Credit Agreement. The Administrative Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Collateral), in accordance with this Agreement and the Credit Agreement. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith except for gross negligence or willful misconduct. The Administrative Agent may resign and a successor Administrative Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Administrative Agent by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent under this Agreement, and the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Administrative Agent.

Section 6.2               Standard of Care. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equivalent to that which the Administrative Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Administrative Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Administrative Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any Person with respect to any Collateral.

Section 6.3               Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent and any officer or agent thereof, as its true and lawful agent and attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest, and without limiting the generality of the foregoing, the Administrative Agent shall have the right, with power of substitution for such Grantor and in such Grantor’s name or otherwise, for the use and benefit of the Administrative Agent and the other Secured Parties, upon the occurrence and during the continuance of an Event of Default and at such other time or times permitted by the Loan Documents, (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral owned or held by it or on its behalf or any part thereof; (ii) to demand, collect, receive payment of, give receipt for, and give discharges and releases of, any of such Collateral; (iii) to sign the name of such Grantor on any invoice or bill of lading relating to any of such Collateral; (iv) to send verifications of Receivables included in the Collateral owned or held by it or on its behalf to any Account Debtor; (v) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on any of the Collateral owned or held by it or on its behalf or to enforce any rights in respect of any of such Collateral; (vi) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to any of such Collateral; (vii) to notify, or to require such Grantor to notify, Account Debtors and other obligors to make payment directly to the Administrative Agent, (viii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any of such Collateral, and (ix) to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of such Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Administrative Agent or any other Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent or any other Secured Party, or to present or file any claim or notice, or to take any action with respect to any of the Collateral or the monies due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Administrative Agent or any other Secured Party with respect to any of the Collateral shall give rise to any defense, counterclaim or offset in favor of such Grantor or to any claim or action against the Administrative Agent or any other Secured Party. The provisions of this Article shall in no event relieve any Grantor of any of its obligations hereunder or under the other Loan Documents with respect to any of the Collateral or impose any obligation on the Administrative Agent or any other Secured Party to proceed in any particular manner with respect to any of the Collateral, or in any way limit the exercise by the Administrative Agent or any other Secured Party of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

Section 6.4               Reimbursement of Administrative Agent. Each Grantor agrees, jointly with the other Grantors and severally, to pay to the Administrative Agent the amount of any and all out-of-pocket costs and expenses, including the fees and disbursements of counsel and of any experts or agents, that the Administrative Agent may incur in connection with (i) the administration of this Agreement relating to such Grantor or any of its property, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral owned or held by or on behalf of such Grantor, (iii) the exercise, enforcement or protection of any of the rights of the Administrative Agent hereunder relating to such Grantor or any of its property, or (iv) the failure by such Grantor to perform or observe any of the provisions hereof. Without limitation of its indemnification obligations under the other Loan Documents, each of the Grantors agrees, jointly with the other Grantors and severally, to indemnify the Administrative Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related out-of-pocket costs and expenses, including counsel fees and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (a) the execution or delivery by such Grantor of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, or the performance by such Grantor of its obligations under the Loan Documents and the other transactions contemplated thereby or (b) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. Any amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section shall be payable within ten days of written demand therefor and shall bear interest on the unpaid portion thereof from the due date therefor at the rate applicable to ABR Borrowings specified in Section 3.1 of the Credit Agreement.,

Article 7
WAIVERS; AMENDMENTS

No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the other Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No notice or demand on any Grantor in any case shall entitle such Grantor to any other or further notice or demand in similar or other circumstances. Neither this Agreement nor any provision hereof may be waived, amended, supplemented or otherwise modified, or any departure therefrom consented to, except pursuant to an agreement or agreements in writing entered into by, between or among the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment, other modification or consent is to apply, subject to any consent required in accordance with Section 10.2 of the Credit Agreement.

Article 8
SECURITY INTEREST ABSOLUTE

All rights of the Administrative Agent hereunder, the Security Interest and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations, or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other waiver, amendment, supplement or other modification of, or any consent to any departure from, the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing, (iii) except as otherwise expressly permitted under the Loan Documents or effected pursuant thereto, any exchange, release or non-perfection of any Lien on any other collateral, or any release or waiver, amendment, supplement or other modification of, or consent under, or departure from, any guaranty, securing or guaranteeing all or any of the Secured Obligations, or (iv) any other circumstance (other than indefeasible payment in full of the Secured Obligations) that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or in respect of this Agreement or any other Loan Document.

Article 9
TERMINATION; RELEASE

Section 9.1               Termination and Release. This Agreement, the Guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate, and the Grantors shall automatically be released from their obligations hereunder, upon the Termination Date.

Section 9.2               Other Releases of Grantors; Collateral.

(a)                Upon the effectiveness of any written consent to the release of the Security Interest in any Collateral pursuant to Section 10.2 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.

(b)                Upon any sale, transfer or other disposition of Collateral permitted by the Loan Documents (other than to a Loan Party), the Security Interest in such Collateral shall be automatically released (other than to the extent any such sale, transfer or other disposition of such Collateral would, immediately after giving effect thereto, result in the receipt by such Grantor of any other property (whether in the form of Proceeds or otherwise) that would, but for the release of the Security Interest therein pursuant to this clause, constitute Collateral, in which event the Lien created hereunder shall continue in such property).

(c)                If any of the Pledged Equity Interests in any Grantor are sold, transferred or otherwise disposed of pursuant to a transaction permitted by the Loan Documents and, immediately after giving effect thereto, such Grantor would no longer be a Subsidiary of a Loan Party, then the obligations of such Grantor under this Agreement and the Security Interest in the Collateral owned or rights in Collateral held by or on behalf of such Grantor shall be automatically released.

Section 9.3               Release Documentation. In connection with any termination or release pursuant to this Article 9, the Administrative Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release so long as the applicable Grantor shall have provided the Administrative Agent such certifications or documents as the Administrative Agent shall reasonably request in order to demonstrate compliance with the relevant provisions of this Article 9. Any execution and delivery of documents by the Administrative Agent pursuant to this Section shall be without recourse to or warranty by the Administrative Agent.

Article 10
ADDITIONAL GUARANTORS AND GRANTORS

Upon execution and delivery after the date hereof by the Administrative Agent and a Subsidiary of a Subsidiary Joinder Agreement, such Subsidiary or subsidiary, as applicable, shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein (each an “Additional Grantor”). The execution and delivery of any Subsidiary Joinder Agreement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder, each other Loan Party and each other party (other than a Credit Party) under the Loan Documents shall remain in full force and effect notwithstanding the addition of any Additional Grantor as a party to this Agreement. Each Subsidiary Joinder Agreement shall be accompanied by a Perfection Certificate, signed by the Borrower and/or the Additional Grantor, and such certificates, legal opinions and other documents as the Administrative Agent shall request.

Article 11
MISCELLANEOUS

Section 11.1            Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement.

Section 11.2            Binding Effect; Several Agreement; Assignments Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of any Grantor that are contained in this Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties, and their respective successors and assigns, except that no Grantor shall have the right to assign its rights or obligations hereunder or any interest herein or in any of the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each of the Grantors and may be amended, supplemented, waived or otherwise modified or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 11.3            Survival Of Agreement; Severability. All covenants, agreements, representations and warranties made by the Grantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Secured Parties and shall survive the execution and delivery of any Loan Document and the making of any Credit Extension, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 11.4            Governing Law; Jurisdiction; Venue; Waivers.

(a)                This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)                Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the for the Southern District of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent may otherwise have to bring any action or proceeding relating to this Agreement against any Grantor or its properties in the courts of any jurisdiction.

(c)                Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in Section 11.4(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)                Each of the parties hereto irrevocably consents to service of process in the manner provided for notices in Section 11.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 11.5            WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 11.6            Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no Grantor shall assert, and each Grantor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated hereby, any Loan or Letter of Credit or the use of the proceeds thereof.

Section 11.7            Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 11.8            Counterparts(a). This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract (subject to Section 11.2) and shall become effective as provided in Section 11.2. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

LIBERTY TAX, INC.

By:	/s/ Michael Piper
Name: Michael Piper
Title: Vice President and Chief Financial Officer

JTH TAX, INC.

By:	/s/ Kathleen Curry
Name: Kathleen Curry
Title: Secretary

SIEMPRETAX+ LLC

By: Liberty Tax, Inc., its Manager

By:	/s/ Michael Piper
Name: Michael Piper
Title: Vice President and Chief Financial Officer

JTH FINANCIAL, LLC

By: Liberty Tax, Inc., its Manager

By:	/s/ Michael Piper
Name: Michael Piper
Title: Vice President and Chief Financial Officer

WEFILE INC.

By:	/s/ Kathleen Curry
Name: Kathleen Curry
Title: President

JTH PROPERTIES 1632, LLC

By: JTH Financial, LLC, its Manager

By: Liberty Tax, Inc., its Manager

By:	/s/ Michael Piper
Name: Michael Piper
Title: Vice President and Chief Financial Officer

LTS PROPERTIES, LLC

By: JTH Tax, Inc., its Manager

By:	/s/ Michael Piper
Name: Michael Piper
Title: Vice President and Chief Financial Officer

LTS SOFTWARE INC.

By:	/s/ Kathleen Curry
Name: Kathleen Curry
Title: President

JTH TAX OFFICE PROPERTIES, LLC

By: JTH Tax, Inc., its Manager

By:	/s/ Michael Piper
Name: Michael Piper
Title: Vice President and Chief Financial Officer

360 ACCOUNTING SOLUTIONS LLC

By: JTH Tax, Inc., its Manager

By:	/s/ Michael Piper
Name: Michael Piper
Title: Vice President and Chief Financial Officer

JTH COURT PLAZA, LLC

By: JTH Tax, Inc., its Manager

By:	/s/ Michael Piper
Name: Michael Piper
Title: Vice President and Chief Financial Officer

CITIZENS BANK, N.A., as the Administrative Agent

By:	/s/ Tracy Van Riper
Name: Tracy Van Riper
Title: Senior Vice President

SCHEDULE 3.4

PLEDGED COLLATERAL

Part A: Pledged Equity Interests (other than LLC Interests and Partnership Interests)

Issuer	Certificate No. (if Applicable)	Registered Owner	No. and Class of Shares	% of Outstanding Equity Interests of Class
JTH Tax, Inc.	1	Liberty Tax, Inc. (f/k/a JTH Holding, Inc.)	100 Common	100%
LTS Software, Inc.	2	JTH Tax, Inc.	100 Common	100%
WeFile Inc.	2	JTH Tax, Inc.	100 Common	100%
Liberty Tax Holding Corporation	N/A	JTH Tax, Inc.	N/A	65%
Liberty Tax Service, Inc.	N/A	JTH Tax, Inc.	N/A	60%

Part B: Pledged LLC Interests and Partnership Interests

Issuer	Certificate No. (if Applicable)	Registered Owner	No. and Class of Shares	% of Outstanding Equity Interests of Class	Security for Article 8 Purposes?
JTH Financial, LLC	N/A	JTH Tax, Inc.	N/A	100%	No
JTH Properties 1632, LLC	N/A	JTH Tax, Inc.	N/A	100%	No
LTS Properties, LLC	N/A	JTH Tax, Inc.	N/A	100%	No
JTH Tax Office Properties, LLC	N/A	JTH Tax, Inc.	N/A	100%	No
360 Accounting Solutions, LLC	N/A	JTH Tax, Inc.	N/A	100%	No
JTH Court Plaza, LLC	N/A	JTH Tax, Inc.	N/A	100%	No
SiempreTax+ LLC	N/A	Liberty Tax, Inc.	N/A	100%	No

Part C: Pledged Debt Securities

Grantor	Obligor	Principal Amount	Date of Incurrence	Maturity Date (if Applicable	Type of Document Evidencing Debt (if Applicable)
None.

EXHIBIT A

TO

PLEDGE AND SECURITY AGREEMENT

FORM OF COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT, dated as of [________ __], 20[__] (as amended, restated, supplemented or otherwise modified, this “Agreement”), among LIBERTY TAX, INC., a Delaware corporation (the “Borrower”), each Subsidiary party hereto as of the date hereof (collectively, the “Subsidiaries” and together with the Borrower, the “Grantors”) and CITIZENS BANK, N.A., as the Administrative Agent (in such capacity, the “Administrative Agent”).

Reference is made to (a) the Credit Agreement, dated as of May 16, 2019 among the Borrower, the Lenders party thereto and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and (b) the Pledge and Security Agreement, dated as of May 16, 2019, by and among the Grantors party thereto and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement, the Guarantors have guaranteed Secured Obligations and the Grantors have secured their obligations pursuant to the Security Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.

Accordingly, the parties hereto agree as follows:

1.                   Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement or the Credit Agreement.

2.                   Grant of Security Interest. As security for the payment or performance, as applicable, in full when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, each Grantor, pursuant to the Security Agreement, did and hereby does grant to the Administrative Agent (and its successors and assigns), for the ratable benefit of the Secured Parties, a security interest in, all such Grantor’s right, title and interest in, to or under any and all of the following assets now owned or at any time hereafter acquired (collectively, the “Copyright Collateral”):

(a)                all copyright rights in any work subject to the copyright laws of the United States of America, whether as author, assignee, transferee or otherwise, all registrations and applications for registration of any such copyright in the United States of America (including, without limitation, those described on Schedule I) (collectively, the “Copyrights”);

(b)                all rights and privileges arising under applicable law with respect to the use of Copyrights;

(c)                all reissues, renewals, continuations and extensions thereof and amendments thereto; and

(d)                all income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof.

3.                   Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

4.                   Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

5.                   Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Copyright Security Agreement as of the day and year first above written.

LIBERTY TAX, INC.

By:
Name:
Title:

[NAMES OF SUBSIDIARIES]

By:
Name:
Title:

CITIZENS BANK, N.A., as the Administrative Agent

By:
Name:
Title:

SCHEDULE I

COPYRIGHTS

Title	Reg. No.	Reg. Date

EXHIBIT B

TO

PLEDGE AND SECURITY AGREEMENT

FORM OF PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT, dated as of [________ __], 20[__] (as amended, restated, supplemented or otherwise modified, this “Agreement”), among LIBERTY TAX, INC., a Delaware corporation (the “Borrower”), each Subsidiary party hereto as of the date hereof (collectively, the “Subsidiaries” and together with the Borrower, the “Grantors”) and CITIZENS BANK, N.A., as the Administrative Agent (in such capacity, the “Administrative Agent”).

Reference is made to (a) the Credit Agreement, dated as of May 16, 2019 among the Borrower, the Lenders party thereto and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and (b) the Pledge and Security Agreement, dated as of May 16, 2019, by and among the Grantors party thereto and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement, the Guarantors have guaranteed Secured Obligations and the Grantors have secured their obligations pursuant to the Security Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.

Accordingly, the parties hereto agree as follows:

1.       Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement or the Credit Agreement.

2.       Grant of Security Interest. As security for the payment or performance, as applicable, in full when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, each Grantor, pursuant to the Security Agreement, did and hereby does grant to the Administrative Agent (and its successors and assigns), for the ratable benefit of the Secured Parties, a security interest in, all such Grantor’s right, title and interest in, to or under any and all of the following assets now owned or at any time hereafter acquired (collectively, the “Patent Collateral”):

(a)                all letters patent of the United States of America, all registrations and recordings thereof and all applications for letters patent of the United States of America, including registrations, recordings and pending applications in the United States Patent and Trademark Office (including, without limitation, those described on Schedule I) (collectively, the “Patents”);

(b)                all inventions and improvements described and claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein;

(c)                all reissues, continuations, divisions, continuations in part, renewals or extensions thereof and amendments thereto, and the inventions disclosed or claimed therein; and

(d)                all income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto.

3.       Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Patent Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

4       Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

5.       Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Patent Security Agreement as of the day and year first above written.

LIBERTY TAX, INC.

By:
Name:
Title:

[NAMES OF SUBSIDIARIES]

By:
Name:
Title:

CITIZENS BANK, N.A., as the Administrative Agent

By:
Name:
Title:

SCHEDULE I

PATENTS

Patent Title	Patent No.	Reg. Date	Serial No.	Filing Date

EXHIBIT C

TO

PLEDGE AND SECURITY AGREEMENT

FORM OF TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT, dated as of [________ __], 20[__] (as amended, restated, supplemented or otherwise modified, this “Agreement”), among LIBERTY TAX, INC., a Delaware corporation (the “Borrower”), each Subsidiary party hereto as of the date hereof (collectively, the “Subsidiaries” and together with the Borrower, the “Grantors”) and CITIZENS BANK, N.A., as the Administrative Agent (in such capacity, the “Administrative Agent”).

Reference is made to (a) the Credit Agreement, dated as of May 16, 2019 among the Borrower, the Lenders party thereto and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and (b) the Pledge and Security Agreement, dated as of May 16, 2019, by and among the Grantors party thereto and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement, the Guarantors have guaranteed Secured Obligations and the Grantors have secured their obligations pursuant to the Security Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.

Accordingly, the parties hereto agree as follows:

1.       Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement or the Credit Agreement.

2.       Grant of Security Interest. As security for the payment or performance, as applicable, in full when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, each Grantor, pursuant to the Security Agreement, did and hereby does grant to the Administrative Agent (and its successors and assigns), for the ratable benefit of the Secured Parties, a security interest in, all such Grantor’s right, title and interest in, to or under any and all of the following assets now owned or at any time hereafter acquired (collectively, the “Trademark Collateral”):

(a)                all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, uniform resource locations (URL’s), domain names, designs and general intangibles of like nature, now existing or hereafter adopted or acquired and all registrations and recordings thereof and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (including, without limitation, those described on Schedule I) (collectively, the “Trademarks”);

(b)                all reissues, continuations, extensions and renewals thereof and amendments thereto;

(c)                all goodwill associated therewith or symbolized by any of the foregoing;

(d)                all income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto; and

(e)                all other assets, rights and interests that uniquely reflect or embody such goodwill.

3       Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

4       Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

5.       Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Trademark Security Agreement as of the day and year first above written.

LIBERTY TAX, INC.

By:
Name:
Title:

[NAMES OF SUBSIDIARIES]

By:
Name:
Title:

CITIZENS BANK, N.A., as the Administrative Agent

By:
Name:
Title:

SCHEDULE I

TRADEMARKS

Mark	Reg. No.	Reg. Date	Serial No.	Filing Date